                                                                 December 1996

                         MONTHLY SERVICER'S CERTIFICATE
                           ADVANTA NATIONAL BANK USA

                           ADVANTA CREDIT CARD TRUST
The undersigned, a duly authorized representative of Advanta National Bank USA, as Servicer ("AUS") pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of April 1, 1992 (the "Agreement"), as amended by the First Amendment dated February 16, 1995 between AUS, as Seller and
Servicer and The Chase Manhattan Bank, formerly known as Chemical Bank, as Trustee (the "Trustee") and the Second Amendment dated December 19, 1996 between AUS, as Seller and Servicer and the Trustee does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement: provided that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this certificate is delivered. This certificate is delivered pursuant to subsection 3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

         2.      AUS is as of the date hereof the Servicer under the Agreement.

         3.      The undersigned is a Servicing Officer.

         4. The date of this Certificate is a Determination Date under the Agreement.

         5.      The aggregate amount of Collections processed for
                 the preceding Monthly Period for this Payment Date
                 is equal to . . . . . . . . . . . . . . .   $259,312,929.71

         6. The aggregate amount of such Collections allocated to Principal Receivables for the preceding Monthly Period for this Payment Date was equal to:

                   Series 1992-3                      $49,813,384.26
                   Series 1993-2                      $39,841,784.27
                   Series 1993-4                      $39,841,784.27
                   Series 1994-1                      $39,841,784.29


         7. The aggregate amount of such Collections allocated to Finance Charges Receivables for the preceding Monthly Period for this Payment Date was equal to:

                   Series 1992-3                      $7,154,585.21
                   Series 1993-2                      $5,722,386.58
                   Series 1993-4                      $5,722,386.58
                   Series 1994-1                      $5,126,438.14


         8. The aggregate amount of such Collections allocated to Finance Charge Receivables that constitute Recoveries on Defaulted Accounts for this preceding Monthly Period for this Payment Date was equal to:

                   Series 1992-3                      $303,955.38
                   Series 1993-2                      $243,109.85
                   Series 1993-4                      $243,109.85
                   Series 1994-1                      $217,791.58

         9. The aggregate amount of such Collections of Finance Charge Receivables that constitute Interchange Fees for the preceding Monthly Period for this Payment Date was equal to:

                   Series 1992-3                      $833,333.34
                   Series 1993-2                      $666,666.67
                   Series 1993-4                      $583,333.33
                   Series 1994-1                      $447,777.78


         10. The aggregate amount of drawings, if any, under the Enhancement for each Series required to be made on the next succeeding Distribution Date is equal to:

                   Series 1992-3                      $0.00
                   Series 1993-2                      $0.00
                   Series 1993-4                      $0.00
                   Series 1994-1                      $0.00


         11. The amount of the Monthly Investor Servicing Fee required to be paid on the next succeeding Payment Date for each Series is equal to:

                   Series 1992-3                      $833,333.33
                   Series 1993-2                      $666,666.67
                   Series 1993-4                      $666,666.67
                   Series 1994-1                      $597,037.04


         12. The aggregate sum of all amounts payable to Investor Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Interest is equal to:

                   Series 1992-3                      $2,489,583.33
                   Series 1993-2                      $1,951,666.67
                   Series 1993-4                      $1,958,333.33
                   Series 1994-1                      $1,728,944.44


         13. The aggregate sum of all amounts payable to Investor Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor Principal is equal to:

                   Series 1992-3                      $0.00
                   Series 1993-2                      $0.00
                   Series 1993-4                      $0.00
                   Series 1994-1                      $41,777,778.00


         14. The Enhancement Amount for each Series as of the close of business on the following Payment Date, after giving effect to all deposits, drawings and transfers, will be equal to:

                   Series 1992-3                      $65,000,000.00
                   Series 1993-2                      $52,000,000.00
                   Series 1993-4                      $52,000,000.00
                   Series 1994-1                      $29,493,333.32

         15. The existing aggregate Deficit Controlled Amortization Amount for each Series was equal to:

                   Series 1992-3                      $0.00
                   Series 1993-2                      $0.00
                   Series 1993-4                      $0.00
                   Series 1994-1                      $0.00


         16. The average Net Portfolio Yield for the three preceding Monthly Periods was 11.97%

         17. The average Base Rate for each Series for the three preceding Investor Interest Periods was equal to:

                   Series 1992-3                      7.96%
                   Series 1993-2                      7.81%
                   Series 1993-4                      7.84%
                   Series 1994-1                      7.75%


         18. The Investor Percentage for each Series of Collections allocated to Finance Charge Receivables for the Preceding Monthly Period was equal to:

                   Series 1992-3                      22.33%
                   Series 1993-2                      17.86%
                   Series 1993-4                      17.86%
                   Series 1994-1                      16.00%


         19. The Investor Percentage for each Series of Collections allocated to Principal receivables for the Preceding Monthly Period was equal to:

                   Series 1992-3                      22.33%
                   Series 1993-2                      17.86%
                   Series 1993-4                      17.86%
                   Series 1994-1                      17.86%


         20. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to Section 5.02(a) of the Agreement

         21. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the Servicer under the Agreement has occurred or is continuing except as follows: [set forth in detail the (i) nature of such default,
                 (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default: if applicable, insert "None"] . . . . . . . . . . . . . . . None

         22. As of the date hereof no Liquidation Event or Controlled Amortization Event has been deemed to have occurred for the Monthly Period for this Payment Date.

         23. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables.

In witness whereof, the undersigned has duly executed and delivered this certificate this January 15, 1997

                                  ADVANTA NATIONAL BANK USA
                                  as Owner/Servicer


                                  /s/ MICHAEL COCO
                                  -------------------------
                                  Michael Coco
                                  Vice President

DELINQUENT BALANCES

            The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                                      AGGREGATE ACCOUNT BALANCE
            (a)    30-59 days:  . . . . . . . . . . . . . . . . . .         $34,568,879.35
            (b)    60-89 days:  . . . . . . . . . . . . . . . . . .         $22,193,625.40
            (c)    90-119 days: . . . . . . . . . . . . . . . . . .         $17,489,007.92
            (d)    120-149 days:  . . . . . . . . . . . . . . . . .         $13,401,236.42
            (e)    150-179 days:  . . . . . . . . . . . . . . . . .         $11,420,745.93
            (f)    180 or more days:  . . . . . . . . . . . . . . .          $3,294,497.73





                          ADVANTA NATIONAL BANK USA,
                            as Servicer

                              /s/ MICHAEL COCO
                              -----------------------
                          By:     Michael Coco
                                  Vice President

                                                                December 1996


                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           ADVANTA NATIONAL BANK USA

               --------------------------------------------------
                        Advanta Credit Card Master Trust
                                 SERIES 1992-3

-------------------------------------------------------------------------------

     Under Section 5.02 of the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 1, 1992, (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Agreement") between Advanta National Bank USA as Seller and Servicer and The Chase Manhattan Bank, formerly known as Chemical Bank, as Trustee (the "Trustee"), Advanta National Bank USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Advanta Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Payment Date of January 15, 1997 and with respect to the performance of the Trust during the month of December 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used herein have their respective meanings set forth in the Agreement.

A. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION (STATED ON THE BASIS OF $1,000 CERTIFICATE).

         1.      The total amount of the distribution to Series 1992-3 Certificateholders per $1,000 original certificate principal amount

                 Class A-1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.958333
                 Class A-2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5.000000

         2.      The amount of the distribution set forth in paragraph 1 above with respect to interest on the
                 Series 1992-3 Certificates, per $1,000 original principal amount

                 Class A-1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.958333
                 Class A-2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5.000000

         3.      The amount of the distribution set forth in paragraph 1 above with respect to principal on
                 the Series 1992-3 Certificateholders per $1,000 original principal amount  . . . . . . . . . . . .   0.00000

B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

         1.      COLLECTION OF RECEIVABLES.

                 (a)      The aggregate amount of Collections of Receivables processed during the
                          Monthly Period immediately preceding the Payment Date with the respect
                          to the Investor Certificates of all Series  . . . . . . . . . . . . . . . . . . .   $259,312,929.71

                 (b)      The aggregate amount of average Receivables outstanding during the
                          Monthly Period immediately preceding the Payment Date with the respect to the investor Certificates of all Series  . . . . . . . . . . . . . . . . . . . $2,277,844,160.50

                 (c)      The aggregate amount of Collections of Receivables in respect of
                          Finance Charge Receivables processed during the Monthly Period immediately preceding the Payment Date which were allocated with respect to Series 1992-3 Certificates . . . . . . . . . . . . . . . . . . . . . . . . $7,154,585.21

                 (d)      The aggregate amount of Collections of Receivables in respect of
                          Principal Receivables processed during the Monthly Period immediately preceding the Payment Date which were allocated with respect to
                          Series 1992-3 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $49,813,384.26

         2.      PRINCIPAL RECEIVABLES IN THE TRUST:

                 (a)      The aggregate amount of Principal Receivables as of the end of the last day of the preceding Monthly Period (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor
                          Certificates of all Series) . . . . . . . . . . . . . . . . . . . . . . . . . . . $2,235,460,459.10

                 (b)      The aggregate amount of Principal Receivables in the Trust represented by the Series 1992-3 Certificates (the "Investor Amount") as of the end of
                          the last day of the preceding Monthly Period  . . . . . . . . . . . . . . . . . . . $500,000,000.00

                 (c)      The Investor Amount on the date of issuance of the Series 1992-3 Investor
                          Certificates (the "Initial Investor Amount")  . . . . . . . . . . . . . . . . . . . $500,000,000.00

                 (d)      The Investor Percentage with respect to the allocation of charged-off
                          Receivables to Series 1992-3 Certificateholders . . . . . . . . . . . . . . . . . . . . . .  22.33%

                 (e)      The Investor Percentage with respect to the allocation of Principal
                          Receivables to Series 1992-3 Certificateholders . . . . . . . . . . . . . . . . . . . . . .  22.33%

         3.      INVESTOR CHARGED-OFF AMOUNT

                 The aggregate of the Investor Charged-Off Amounts for the Monthly Period
                 corresponding to the Payment Date allocable to the Series 1992-3 Certificates  . . . . . . . . $2,382,227.36

         4.      REDUCTION AMOUNT: REIMBURSEMENT OF REDUCTION AMOUNT

                 (a)      The amount of the drawing, if any, under the Enhancement  . . . . . . . . . . . . . . . . . . $0.00

                 (b)      The excess of the Reduction Amount allocable to the Series 1992-3 Certificates over the amount of the drawing, if any, under the Enhancement made to reimburse the Series
                          1992-3 Certificateholders for such amount written off . . . . . . . . . . . . . . . . . . . . $0.00

                 (c)      The Reduction Amount set forth in Item 5(b) above, per $1,000 interest (which will have the effect of reducing, pro rata, the amount of each Series 1992-3 Investor
                          Certificateholder's investment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.000000

                 (d)      The total amount reimbursed to the Trust for such Payment Date in respect of the
                          Reduction Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

                 (e)      The amount set forth in Item 5(d) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Series 1992-3 Certificateholder's investment) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.000000

                 (f)      The amount, if any, by which the outstanding principal balance of the Investor
                          Certificates exceeds the Series 1992-3 Investor Amount as of the end of the day on the
                          Record date with respect to the Payment Date  . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

         5.      INVESTOR SERVICING FEE

                 The amount of the Series 1992-3 Monthly Servicing Fee payable to the Servicer for the Payment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $833,333.33

         6.      AVAILABLE ENHANCEMENT AMOUNT

                 (a)      The amount available to be drawn under the Enhancement for the Series 1992-3
                          Certificates as of the close of business on such Payment date, after giving
                          effect to any drawings on the Enhancement Provider on such Payment Date . . . . . .   $65,000,000.00

                 (b)      The ratio of the Available Enhancement Amount to the Investor Amount of
                          the Series 1992-3 Certificates as of the close of business on such Payment date, after giving effect to any drawings on the Enhancement and payments to the Enhancement Provider on such Payment Date  . . . . . . . . . . . . . . . . . . . . . . 13.00%

         7.      CARRYOVER CONTROLLED AMORTIZATION AMOUNT

                 The existing Carryover Controlled Amortization Amount for such Distribution Amount . . . . . . . . . .  $0.00

         C.      THE POOL FACTOR

                 The Pool Factor for the Preceding Record Date (which represents the ratio of the amount of the Investor Amount as of such Record Date (adjusted after taking into account any reduction in the Investor Amount which will occur on the following
                 Payment Date) to the Initial Investor Amount).  The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by multiplying
                 the original denomination of the Holder's Certificate by the Pool Factor . . . . . . . . . . . . . . .   1.00

         D.      RECEIVABLES BALANCE

         1 .     The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly Period (which reflects the Principal Receivables represented by Exchangeable Seller's
                 Certificate and by the Investor Certificates of all Series)  . . . . . . . . . . . . . . .  $2,235,460,459.10

         2.      The aggregate amount of Finance Charge Receivables in the Trust as the close
                 of business on the last day of the immediately preceding Monthly Period  . . . . . . . . . .   $31,885,114.22

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .         $34,568,879.35
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $22,193,625.40
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $17,489,007.92
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $13,401,236.42
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $11,420,745.93
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $3,294,497.73





                                  ADVANTA NATIONAL BANK USA,
                                  as Servicer


                                      /s/  MICHAEL COCO
                                      ---------------------------
                                  By:      Michael Coco
                                           Vice President

                                                                December 1996


                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           ADVANTA NATIONAL BANK USA

               --------------------------------------------------

                        ADVANTA CREDIT CARD MASTER TRUST
                                 Series 1993-2

-------------------------------------------------------------------------------

     Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement"), dated as of April 1, 1992, by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and The Chase Manhattan Bank, formerly known as Chemical Bank, as Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1993-2 and the performance of the ADVANTA Credit Card Master Trust ("the Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the Series 1993-2 Certificates is set forth below in accordance with section 4.2 of the Series 1993-2 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-2. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.

1.       The total amount of the distribution on the Payment Date per $1 000 original principal amount of the Investor Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4.879167

2.       The amount of the distribution set forth in paragraph I above in respect of principal, per $1,000 original principal amount of the Investor Certificates  . . . . . . . . . . . . . . . . . . . .  0.000000

3.       The amount of distribution set forth in paragraph 1 above in respect of interest, per
         $1,000 original principal amount of the Investor Certificates  . . . . . . . . . . . . . . . . . . . . . .  4.879167

4.       The aggregate amount of Collections of Receivables processed for the prior
         Monthly Period which were allocated in respect of the Investor Certificates  . . . . . . . . . . . .  $46,473,947.37

5.       The aggregate amount of Collections of Principal Receivables processed during the prior Monthly Period and allocated in respect of the Investor Certificates . . . . . . . . . . .  $39,841,784.27

6.       The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly Period and allocated in respect of the Investor Certificates . . . . . . . . . . . . . . $5,722,386.58

7.       The Investor Charged-Off Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . . . . . $1,905,355.16

8.       The aggregate amount of the Reduction Amounts for Series 1993-2 for the Monthly Period is  . . . . . . . . . .  $0.00

9.       The aggregate amount of the Reduction Amounts for Series 1993-2 reimbursed on such Payment Date is . . . . . .  $0.00

10.      The amount of the Monthly Investor Servicing Fee for the prior Monthly
         Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $666,666.67

11.      The Pool Factor as of the end of the last day of the prior Monthly
         Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.00

12.      The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to such
         Payment Date (after giving effect to any activity on such Payment Date) is . . . . . . . . . . . . . . . . . .  $0.00

13.      The Investor Amount after giving effect to any payments on such Payment Date is  . . . . . . . . . .  $400,000,000.00

14.      The Cash Collateral Guaranty Amount as of the close of business on the Payment Date is . . . . . . .   $52,000,000.00

15.      The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate for the related Investor Interest Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.32%

16.      The aggregate existing Carryover Controlled Amortization Amount with respect to Series 1993-2
         (after giving effect to any activity on such Payment Date) is  . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

17.      The Investor Percentage with respect to Principal Receivables is . . . . . . . . . . . . . . . . . . . . . . . 17.86%

         and with respect to Finance Charge Receivables is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17.86%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                       AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . .        $34,568,879.35
         (b)       60-89 days:  . . . . . . . . . . .        $22,193,625.40
         (c)       90-119 days: . . . . . . . . . . .        $17,489,007.92
         (d)       120-149 days:  . . . . . . . . . .        $13,401,236.42
         (e)       150-179 days:  . . . . . . . . . .        $11,420,745.93
         (f)       180 or more days:  . . . . . . . .         $3,294,497.73

                                  ADVANTA NATIONAL BANK USA,
                                    as Servicer


                                      /s/  MICHAEL COCO
                                     ---------------------------
                                  By:      Michael Coco
                                           Vice President

                                                                  December 1996


                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           ADVANTA NATIONAL BANK USA

               --------------------------------------------------

                        ADVANTA CREDIT CARD MASTER TRUST
                                 Series 1993-4

-------------------------------------------------------------------------------

     Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement"), dated as of April 1, 1992, by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and The Chase Manhattan Bank, formerly known as Chemical Bank, as Trustee, AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1993-4 and the performance of the ADVANTA Credit Card Master Trust (the "Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to to Series 1993-4 Certificates is set forth below in accordance with section 4.2 of the Series 1993-4 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-4. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.

1.       The total amount of the distribution on the Payment
         Date per $1 000 original principal amount of the
         Investor Certificates  . . . . . . . . . . . . . . . . . . .   4.895833

2.       The amount of the distribution set forth in
         paragraph 1 above in respect of principal, per
         $1,000 original principal amount of the
         Investor Certificates  . . . . . . . . . . . . . . . . . . .   0.000000

3.       The amount of distribution set forth in
         paragraph 1 above in respect of interest,
         per $1,000 original principal amount of the
         Investor Certificates  . . . . .  . . . . . . . . . . . . . .  4.895833

4. The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Investor Certificates . . . $46,390,614.03

5.       The aggregate amount of Collections of Principal
         Receivables processed during the prior Monthly
         Period and allocated in respect of the
         Investor Certificates  . . . . . . . . . . . . . . . . . $39,841,784.27

6.       The aggregate amount of Collections of Finance
         Charge Receivables processed during the prior
         Monthly Period and allocated in respect of the
         Investor Certificates  . . . . . . . . . . . . . . . . .  $5,722,386.58

7.       The Investor Charged-Off Amount for the prior
         Monthly Period is  . . . . . . . . . . . . . . . . . . .  $1,905,355.16

8.       The aggregate amount of the Reduction Amounts for Series 1993-4 for the Monthly Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

9.       The aggregate amount of the Reduction Amounts for Series 1993-4 reimbursed on such Payment Date is . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

10.      The amount of the Monthly Investor Servicing Fee for the prior Monthly
         Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $666,666.67

11.      The Pool Factor as of the end of the last day of the prior Monthly
         Period is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1.00

12.      The amount, if any, by which the outstanding principal balance of the
         Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to such Payment Date (after giving effect to any activity on such Payment Date) is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

13.      The Investor Amount after giving effect to any payments on such
         Payment Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $400,000,000.00

14.      The Invested Amount after giving effect to payments on such
         Payment Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $400,000,000.00

15.      The Pre-Funded Amount after giving effect to payments on such
         Payment Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $0.00

16.      The Cash Collateral Guaranty Amount as of the close of business on the
         Payment Date is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $52,000,000.00

17.      The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate for the related Investor Interest Period . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6.05%

18.      The aggregate existing Carryover Controlled Amortization Amount with respect to Series 1993-4 (after giving effect to any activity on such Payment Date) is . . . . . . . . . . . . . . . .  $0.00

19.      The Investor Percentage with respect to Principal Receivables is . . . . . . . . . . . . . . . . . . . . . . . 17.86%

         and with respect to Finance Charge Receivables is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17.86%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .         $34,568,879.35
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $22,193,625.40
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $17,489,007.92
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $13,401,236.42
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $11,420,745.93
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $3,294,497.73

                                  ADVANTA NATIONAL BANK USA,
                                    as Servicer

                                      /s/  MICHAEL COCO
                                     ----------------------------
                                  By:      Michael Coco
                                           Vice President

                                                                  December 1996

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           ADVANTA NATIONAL BANK USA

               --------------------------------------------------

                        ADVANTA CREDIT CARD MASTER TRUST
                                 Series 1994-1

-------------------------------------------------------------------------------

     Under the Amended and Restated Master Pooling and Servicing Agreement (the "Agreement"), dated as of April 1, 1992, by and between Advanta National Bank USA ("AUS") as Seller and Servicer, and The Chase Manhattan Bank, formerly known as Chemical Bank, as Trustee. AUS, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1994-1 and the performance of the ADVANTA Credit Card Master Trust (the "Trust") during the previous Monthly Period. The information which is required to be prepared with respect to the distribution on the January 15, 1997 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the series 1994-1 Certificates is set forth below in accordance with section 4.2 of the series 1994-1 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1994-1. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.

1.       The total amount of the distribution on the Payment Date per $1,000 original principal amount of
          Class A Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  115.388889

2.       The total amount of the distribution on the Payment Date per $1,000 original principal amount of
         Class B Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5.020833

3.       The amount of the distribution set forth in paragraph 1 above in respect of principal per
         $1,000 original principal amount of the Class A Certificates . . . . . . . . . . . . . . . . . . . . . .  111.111112

4.       The amount of the distribution set forth in paragraph 2 above in respect of principal per
         $1,000 original principal amount of the Class B Certificates . . . . . . . . . . . . . . . . . . . . . .    0.000000

5.       The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000
         original principal amount of the Class A Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .    4.277778

6.       The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000
         original principal amount of the Class B Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .    5.020833

7.       The aggregate amount of Collections of Receivables processed for the prior Monthly Period which
         were allocated in respect of the Series 1994-1 Certificates  . . . . . . . . . . . . . . . . . . . .   $45,633,791.79

8.       The aggregate amount of Collections of Principal Receivables processed during the prior Monthly
         Period and allocated in respect of the Series 1994-1 Certificates  . . . . . . . . . . . . . . . . .   $39,841,784.29

9.       The aggregate amount of Class B Principal Collections processed during the prior Monthly
         Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . . . . . . . . .  $2,386,937.81

10.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly
         Period and allocated in respect of the Class A Certificates  . . . . . . . . . . . . . . . . . . . . .  $4,783,607.60

11.      The aggregate amount of Collections of Finance Charge Receivables processed during the prior Monthly
         Period and allocated in respect of the Class B Certificates  . . . . . . . . . . . . . . . . . . . . . .  $342,830.54

12.      The Class A Investor Charged-Off Amount for the prior Monthly Period is  . . . . . . . . . . . . . . .  $1,592,774.50

13.      The Class B Investor Charged-Off Amount for the prior Monthly Period is  . . . . . . . . . . . . . . . .  $114,150.62

14.      The aggregate amount of Class A Reduction Amounts for the prior Monthly Period is  . . . . . . . . . . . . . .  $0.00

15.      The aggregate amount of Class B Reduction Amounts for the prior Monthly Period is  . . . . . . . . . . . . . .  $0.00

16.      The aggregate amount of Class A Reduction Amounts reimbursed on such Payment Date is . . . . . . . . . . . . .  $0.00

17.      The aggregate amount of Class B Reduction Amounts reimbursed on such Payment Date is . . . . . . . . . . . . .  $0.00

18.      The amount of the Class A Monthly Servicing Fee for the prior Monthly Period is  . . . . . . . . . . . .  $557,037.04

19.      The amount of the Class B Monthly Serviceing Fee for the prior Monthly Period is   . . . . . . . . . . .   $40,000.00

20.      The Class A Pool Factor as of the end of the last day of the prior Monthly Period is   . . . . . . . . . . .   .77778

21.      The Class B Pool Factor as of the end of the last day of the prior Monthly Period is   . . . . . . . . . . .  1.00000

22.      The Class A Investor Amount after giving effect to any payments on such Payment Date is  . . . . . .  $292,444,444.00

23.      The Class B Investor Amount after giving effect to any payments on such Payment Date is  . . . . . .   $24,000,000.00

24.      The amount, if any, by which the outstanding principal balance of the Class A Certificates
         exceeds the Class A Investor Amount after giving effect to any activity on such Payment Date is  . . . . . . .   0.00

25.      The amount, if any, by which the outstanding principal balance of the Class B Certificates
         exceeds the Class B Investor Amount after giving effect to any activity on such Payment Date is  . . . . . . .   0.00

26.      The Available Cash Collateral Amount as of the close of business on such Payment Date is   . . . . .   $29,493,333.32

27.      The Available Shared Enhancement Amount as of the close of business on such Payment Date is  . . . .   $21,493,333.32

28.      The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate
         for such Monthly Period is   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5.89%

29.      The amount of Interchange with respect to the prior Monthly Period is  . . . . . . . . . . . . . . . . .  $447,777.78

30.      The amount of Servicer Interchange with respect to the prior Monthly Period is   . . . . . . . . . . . .  $597,037.04

31.      The aggregate existing Carryover Controlled Amortization Amount with respect to Series 1994-1 (after giving effect to any activity on such Payment Date) is . . . . . . . . . . . . . . . .  $0.00

32.      The Investor Percentage with respect to Principal Receivables is   . . . . . . . . . . . . . . . . . . . . . . 17.86%

         and with respect to Finance Charge Receivables is  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16.00%

DELINQUENT BALANCES

         The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment Date is:

                                                                      AGGREGATE ACCOUNT BALANCE
         (a)       30-59 days:  . . . . . . . . . . . . . . . . . .         $34,568,879.35
         (b)       60-89 days:  . . . . . . . . . . . . . . . . . .         $22,193,625.40
         (c)       90-119 days: . . . . . . . . . . . . . . . . . .         $17,489,007.92
         (d)       120-149 days:  . . . . . . . . . . . . . . . . .         $13,401,236.42
         (e)       150-179 days:  . . . . . . . . . . . . . . . . .         $11,420,745.93
         (f)       180 or more days:  . . . . . . . . . . . . . . .          $3,294,497.73

                                  ADVANTA NATIONAL BANK USA,
                                    as Servicer


                                      /s/  MICHAEL COCO
                                     ---------------------------
                                  By:      Michael Coco
                                           Vice President